QUARTERLY SUMMARY	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY SUMMARY
 QUARTERLY SUMMARY (unaudited)

	2012
	(in thousands, except per share data)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue - continuing operations	$110,915	$138,177	$147,046	$134,909
Net income (loss)	$(10,230)	$(308)	$(3,211)	$(11,990)
Net income (loss) per share-basic	$(0.84)	$(0.03)	$(0.26)	$(0.98)
Net income (loss) per share-diluted	$(0.84)	$(0.03)	$(0.26)	$(0.98)

	2011
	(in thousands, except per share data)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue - continuing operations	$78,023	$117,439	$132,554	$117,788
Net income (loss)	$(24,714)	$2,548	$9,609	$854
Net income (loss) per share-basic	$(2.07)	$0.21	$0.80	$0.07
Net income (loss) per share-diluted	$(2.07)	$0.21	$0.67	$0.07

During the fourth quarter of 2011, we reclassified $1.5 million of activity on the consolidated statement of cash flows to cash used in financing activities that had previously been included in cash used in investing activities in varying amounts during the first three quarters of 2011. This activity related to $0.7 million of principal note payments on the seller financed portion of the acquisition of assets in our west Texas market and a $0.8 million payment on the redemption of Superior. The amounts previously included in investing activities was approximately $1.3 million for the three months ended March 31, 2011, $1.4 million for the six months ended June 30, 2011 and $1.5 million for the nine months ended September 30, 2011.